Income Taxes (Deferred Tax Assets and Liabilities Recorded in Consolidated Balance Sheets) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Prepaid expenses and other current assets	$ 42	$ 39
Other noncurrent assets	95	39
Other current liabilities
Long-term portion of deferred income taxes	(388)	(434)
Total deferred tax assets and liabilities	$ (251)	$ (356)